SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2007

INSITE VISION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22332 (Commission File No.)	94-3015807 (I.R.S. Employer Identification Number

InSite Vision Incorporated
965 Atlantic Avenue
Alameda, California 94501
(Address of principal executive offices)

Registrant’s telephone number, including area code: (510) 865-8800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On April 30, 2007, we issued a press release announcing that we had received approval from the United States Food and Drug Administration of our New Drug Application for AzaSite™ (azithromycin 1% ophthalmic solution) for the treatment of bacterial conjunctivitis. We also announced that the approval triggers a $19.0 million milestone payment from Inspire Pharmaceuticals, Inc. under a license agreement the parties entered into on February 15, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

Exhibit No.	Description

99.1	InSite Vision Incorporated Press Release dated April 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2007

InSite Vision Incorporated (Registrant)

By:	/s/ S. Kumar Chandrasekaran

Name:	S. Kumar Chandrasekaran, Ph. D.
Title:	Chairman of the Board, Chief Executive Officer and Chief Financial Officer (on behalf of Registrant)

EXHIBIT INDEX

Number	Exhibit Table

99.1	InSite Vision Incorporated Press Release dated April 30, 2007.